EXHIBIT 4.49


[Markland Technologies letterhead]



March 17, 2005


DKR Soundshore Oasis Holding Fund, Ltd.
Global Equity Finance
Citigroup Global Markets, Inc.
390 Greenwhich Street, 5th Floor
New York, NY 10013

Dear Michael S. Collins:

      Subject to the conditions and limitations of Markland Technologies, Inc. Secured Convertible Note, Due September 21, 2005, Markland Technologies Inc., has elected to pay accrued interest by Issuing Shares of Common Stock.

      This election will be in effect until further notice.

      If you have any questions, you may contact me at 203-894-9700 ext. 104


Sincerely,


/s/ Ken Ducey, Jr.

Ken Ducey, Jr.
President

[Markland Technologies letterhead]



March 17, 2005


DKR Soundshore Oasis Holding Fund, Ltd.
Global Equity Finance
Citigroup Global Markets, Inc.
390 Greenwhich Street, 5th Floor
New York, NY 10013

Dear Michael S. Collins:

      Subject to the conditions and limitations of Markland Technologies, Inc. Secured Convertible Note, Due September 21, 2005, Markland Technologies Inc., has elected to pay accrued interest by Issuing Shares of Common Stock.

      This election will be in effect until further notice.

      If you have any questions, you may contact me at 203-894-9700 ext. 104


Sincerely,


/s/ Ken Ducey, Jr.

Ken Ducey, Jr.
President

[Markland Technologies letterhead]



March 17, 2005


Harborview Capital Management
David Stefansky
850 3rd Avenue, Suite 1801
New York, NY 10022

Dear David Stefansky:

      Subject to the conditions and limitations of Markland Technologies, Inc. Secured Convertible Note, Due November 9, 2005, Markland Technologies Inc., has elected to pay accrued interest by Issuing Shares of Common Stock.

      This election will be in effect until further notice.

      If you have any questions, you may contact me at 203-894-9700 ext. 104


Sincerely,


/s/ Ken Ducey, Jr.

Ken Ducey, Jr.
President

[Markland Technologies letterhead]



March 17, 2005


Southridge Partners, LP
Henry Sargent
90 Grove Street
Suite 205
Ridgefield, CT 06877

Dear Henry Sargent:

      Subject to the conditions and limitations of Markland Technologies, Inc. Secured Convertible Note, Due November 9, 2005, Markland Technologies Inc., has elected to pay accrued interest by Issuing Shares of Common Stock.

      This election will be in effect until further notice.

      If you have any questions, you may contact me at 203-894-9700 ext. 104


Sincerely,


/s/ Ken Ducey, Jr.

Ken Ducey, Jr.
President